                   TABLE OF CONTENTS

     Letter to Shareholders......................   1
     Performance Results.........................   3
     Performance Perspective.....................   4
     Portfolio Management Review.................   5
     Portfolio of Investments....................   7
     Statement of Assets and Liabilities.........  12
     Statement of Operations.....................  13
     Statement of Changes in Net Assets..........  14
     Financial Highlights........................  15
     Notes to Financial Statements...............  18
     Report of Independent Accountants...........  24

    G&I AR 1/96

                            LETTER TO SHAREHOLDERS




                                [PHOTO OF] DENNIS J. MCDONNELL AND DON G. POWELL
January 12, 1996

Dear Shareholder:
  The past twelve months have been very positive for most investors. Both the fixed-income and equity markets have made considerable gains during the period ended November 30, 1995.
  The year serves as a reminder of just how quickly markets can move and how difficult it can be to predict the timing of those movements. Moreover, this year reinforces the importance of maintaining a long-term perspective and re-affirms the principle that it is time--not timing--that leads to investment success.

ECONOMIC OVERVIEW
  Although our nation's economy expanded at an unexpectedly robust pace during the third quarter, economic growth in general slowed considerably in 1995. This slowdown is largely due to the Federal Reserve Board's successful efforts to contain inflationary pressures through a series of short-term rate in-creases in 1994. However, mindful of recessionary pressures in a slower eco-nomic environment, the Fed reversed its trend of raising interest rates by lowering short-term rates twice during the year, most recently in December by one-quarter percent.
  Because the Fed's monetary initiatives had taken hold without driving the economy into a recession, the financial markets rallied through much of the year and even reached new market records. With slowing growth, interest rates declined and the value of many fixed-income investments rose (bond yields and prices move in opposite directions). For example, the yield on 30-year Trea-sury securities fell from 7.88 percent at the end of December 1994 to 6.22 percent at the end of November 1995, while its price rose more than 22 per-cent.
  In a low inflation, low interest rate environment, corporate earnings re-mained quite strong during the year, helping to push stocks to new highs. The strongest performance has been in the technology sector and in stocks of large companies. As the U.S. dollar plunged against several foreign currencies ear-lier in the year, U.S. companies that had diversified globally were able to capture additional earnings, while technology stocks benefited from the con-tinued booming growth in computers and telecommunications throughout the world.

ECONOMIC OUTLOOK
  Although current economic data continue to send mixed signals, we anticipate the economy will grow at an annual rate of 2 to 3 percent through the first half of 1996 and inflation will run under 3 percent.

                                                          Continued on page two

  Based upon a generally modest growth and low inflation environment, we be-lieve the outlook for fixed-income markets is positive. We look for stocks to perform well, particularly those of smaller companies, which tend to be less cyclical than larger companies. In the near term, we believe domestic markets will benefit from a stable U.S. dollar and increased business activity driven in part by a number of strategic reorganizations of some of the nation's blue chip industry leaders.
  During the year, debate over tax reform has dominated the agenda in Washing-ton. There has been varied speculation about the impact of reform, which may have caused you to wonder how it might affect your investment goals. At this point, no one is certain about what will finally happen.
  Consequently, in the near term, there may be periodic market fluctuations as various proposals come to the forefront, just as we saw during the debate over the U.S. health care system. We will continue to keep a close watch over any new developments and evaluate the potential impact they may have on your in-vestments.
  On the following pages, you can read about your Fund's performance for the period, as well as portfolio management's outlook for the Fund in the coming months. We hope that you will find the information contained in the question-and-answer section helpful.
  Once again, thank you for your continued confidence in your investment with Van Kampen American Capital and for the privilege of working with you in seek-ing to reach your financial goals.

Sincerely,

[SIGNATURE OF]                   [SIGNATURE OF]
Don G. Powell                    Dennis J. McDonnell
Chairman                         President
Van Kampen American Capital      Van Kampen American Capital
Asset Management, Inc.           Asset Management, Inc.

          PERFORMANCE RESULTS FOR THE PERIOD ENDED NOVEMBER 30, 1995

              VAN KAMPEN AMERICAN CAPITAL GROWTH AND INCOME FUND

                                                      A SHARES B SHARES C SHARES

TOTAL RETURNS
One-year total return based on NAV/1/................   33.34%   32.15%   32.23%
One-year total return/2/.............................   25.65%   27.15%   31.23%
Five-year average annual total return/2/.............   15.89%      N/A      N/A
Ten-year average annual total return/2/..............   12.18%      N/A      N/A
Life-of-Fund average annual total return/2/..........    9.54%   13.48%   14.59%
Commencement Date.................................... 08/01/46 08/02/93 08/02/93

N/A = Not Applicable

/1/Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (5.75% for A shares) or contingent deferred sales charge for early withdrawal (5% for B shares and 1% for C shares).

/2/Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B shares and C shares).

See the Prior Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

                 PUTTING YOUR FUND'S PERFORMANCE IN PERSPECTIVE


  As you evaluate your progress toward achieving your financial goals, it is important to track your investment portfolio's performance at regular inter-vals. A good starting point is a comparison of your investment holdings to an applicable benchmark, such as a broad-based market index. Such a comparison can:

  . Reflect the impact of favorable market trends or difficult market condi-tions

  . Help you evaluate the extent to which your Fund's management team has re-sponded to the opportunities and challenges presented to them over the period measured

  For these reasons, you may find it helpful to review the chart below, which compares your Fund's performance to that of the Standard & Poor's 500-Stock In-dex and the Lipper Growth and Income Fund Index over time.These indices are un-managed statistical composites and do not reflect any commissions or fees which would be incurred by an investor purchasing the securities they represent. Sim-ilarly, their performance does not reflect any sales charges or other costs which would be applicable to an actively managed portfolio, such as that of the Fund.

 [CHART OF] GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT [APPEARS HERE]
 Van Kampen American Capital Growth and Income Fund vs. Standard & Poor's 500-Stock Index and the Lipper Growth and Income Fund Index (November 1985 through November 1995)

 [FUND'S TOTAL RETURN
  1 YEAR AVG. ANNUAL = 25.65%
  5 YEAR AVG. ANNUAL = 15.89%
  10 YEAR AVG. ANNUAL = 12.18%
  INCEPTION AVG. ANNUAL = 9.54%

  __ __ STANDARD & POOR'S 500-STOCK INDEX* __ __ NOV 1995 $41,071

  - - - LIPPER GROWTH AND INCOME FUND INDEX - - - NOV 1995 $35,550

  _____ VKAC GROWTH AND INCOME FUND _____ NOV 1995 $31,560]

The above chart reflects the performance of Class A shares of the Fund. The performance of Class A shares will differ from that of other share classes of the Fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The Fund's performance assumes reinvestment of all distributions for the period ended November 30, 1995, and includes payment of the maximum sales charge (5.75% for A shares). While past performance is not indicative of future performance, the above in-formation provides a broader vantage point from which to evaluate the discus-sion of the Fund's performance found in the following pages.
*The Standard & Poor's 500-Stock Index represents general stock market perfor-mance and was initially selected as a benchmark for the Fund's performance; ad-ditionally the Lipper Growth and Income Fund Index was selected to represent a more narrow-based comparison for the Fund.

                                      LOGO
                          PORTFOLIO MANAGEMENT REVIEW

               VAN KAMPEN AMERICAN CAPITAL GROWTH AND INCOME FUND
The following is an interview with the portfolio management team of the Van Kampen American Capital Growth and Income Fund. The team includes James A. Gilligan, portfolio manager, and Alan T. Sachtleben, executive vice president, equity investments.

 Q   WHAT FACTORS MOST INFLUENCED THE FUND'S PERFORMANCE DURING THE PAST 12
     MONTHS?

 A The stock market as a whole benefited from continuing economic growth that generated strong corporate profits without increased inflation. The Fund benefited from being heavily invested in finance and health care stocks, as well as in the strong performing technology stocks. Technology was the best performing sector of the market during the past year. We continue to focus on stock selection, identifying those companies that we believe are poised to ben-efit from a restructuring or repositioning. The Fund's diversification at the end of November is illustrated by the chart below.

 Q CAN YOU GIVE A FEW EXAMPLES OF STOCKS THE FUND OWNED DURING THE PAST YEAR THAT FIT THIS CRITERIA?

 A In the financial services area, we owned shares of both Chemical Bank and Chase Manhattan, which recently announced plans to merge. The price of both stocks increased substantially before and after the merger announcement. In the health care arena, the Fund owned shares of Merck, which enjoyed a rise in its stock price after the company received approval from the Food and Drug Administration for a new drug to combat osteoporosis. Ralston Purina, which the Fund owned during the past year, continued restructuring to focus on its core pet food and battery businesses, pushing up the price of its stock.

[CHART OF]
HOLDINGS BY SECTOR AS A PERCENTAGE OF NET ASSETS AS OF NOVEMBER 30, 1995

UTILITIES 9%--                                  --ENERGY 8%
CONSUMER SERVICES 6%--                          --PRODUCER MANUFACTURING 5%
CONSUMER NONDURABLES 10%--                      --CONSUMER DISTRIBUTION 5%
TECHNOLOGY 10%--                                --FINANCE 14%
RAW MATERIALS/PROCESSING--                      --HEALTH CARE 12%
INDUSTIRES 5%                                   --OTHER 16%

 Q   WHAT CHANGES DID YOU MAKE TO THE PORTFOLIO DURING THE PAST YEAR?

 A Throughout the year, we gradually reduced the Fund's holdings of stocks that were most affected by changing economic conditions, often called cy-
clical stocks. As a result, we reduced the percentage of the Fund's assets in-vested in the stocks of raw materials and manufacturing companies.
  These assets were invested instead in a broader range of stocks, including those of health care and retail companies. We expect the retail industry to be one of the next sectors to benefit from continued economic growth.

 Q   HOW DID THE FUND PERFORM DURING THE YEAR ENDED NOVEMBER 30, 1995?

 A Class A shares of the Fund achieved a total return at net asset value (without a sales charge) of 33.34 percent/1/, including reinvestment of dividends totaling $0.2925 per share and a capital gains distribution of $0.8925 per share. By comparison, the Standard & Poor's 500-Stock Index, a broad-based, unmanaged index that reflects general stock market performance, achieved a total return of 36.95 percent for the period. The Lipper Growth and Income Fund Index, which reflects the performance of growth and income funds, achieved a total return of 29.75 percent for the same period. Neither Index reflects any commissions or fees that would be paid by an investor purchasing the securities it represents. (Please refer to the chart on page three for ad-ditional Fund performance results.)

 Q   WHAT IS THE OUTLOOK FOR STOCKS?

 A The outlook is excellent, which is not to say that a correction could not occur in the near term. However, some very positive forces are present:
moderate economic growth, low inflation and very low interest rates. These factors should serve to limit any decline to a modest one. Looking farther into the future, these three conditions--perhaps aided by another move by the Federal Reserve Board to lower short-term interest rates--should lead to higher stock prices.

[SIGNATURE OF]                       [SIGNATURE OF]
Alan T. Sachtleben                   James A. Gilligan
Executive Vice President             Portfolio Manager
Equity Investments


                                            Please see footnotes on page three.

                            PORTFOLIO OF INVESTMENTS

                               November 30, 1995

--------------------------------------------------------------------------------

 Number
 of Shares
 (000)     Description                                              Market Value
--------------------------------------------------------------------------------
           DOMESTIC COMMON STOCK 70.4%
           CONSUMER DISTRIBUTION 4.6%
  *47      Ann Taylor Stores, Inc................................   $    597,975
   26      Dayton Hudson Corp....................................      1,888,250
 *166      Federated Department Stores, Inc......................      4,837,662
   44      Gap, Inc..............................................      2,000,050
    9      Home Depot, Inc.......................................        399,375
   12      Interstate Bakeries Co................................        257,313
  119      May Department Stores Co..............................      5,173,925
  *33      Nine West Group, Inc..................................      1,479,906
   70      Nordstrom, Inc........................................      2,759,275
   78      Sears, Roebuck & Co...................................      3,087,000
                                                                    ------------
                                                                      22,480,731
                                                                    ------------
           CONSUMER DURABLES 1.3%
   32      Eastman Kodak Co......................................      2,176,000
   63      General Motors Corp...................................      3,055,500
   83      Sunbeam-Oster, Inc....................................      1,343,875
                                                                    ------------
                                                                       6,575,375
                                                                    ------------
           CONSUMER NON-DURABLES 8.4%
   42      Coca-Cola Co..........................................      3,181,500
   30      CPC International, Inc................................      2,055,625
   30      General Mills, Inc....................................      1,653,750
   62      Gillette Co...........................................      3,221,438
  196      Nabisco Holdings Corp., Class A ......................      5,537,000
   36      Nike, Inc, Class B....................................      2,076,400
   94      Philip Morris Companies, Inc..........................      8,248,500
   56      Procter & Gamble Co...................................      4,871,550
   86      Quaker Oats Co........................................      2,988,500
   81      Ralston Purina Group..................................      5,164,800
   70      RJR Nabisco Holdings Corp.............................      2,038,750
                                                                    ------------
                                                                      41,037,813
                                                                    ------------
           CONSUMER SERVICES 3.6%
   23      Capital Cities ABC, Inc...............................      2,793,925
   58      Disney (Walt) Co......................................      3,493,262
   78      McDonald's Corp.......................................      3,471,825
   37      Omnicom Group, Inc....................................      2,436,375
  *73      Viacom, Inc., Class B.................................      3,522,250
   85      Wendy's International, Inc............................      1,753,125
                                                                    ------------
                                                                      17,470,762
                                                                    ------------

                                       7
                                               See Notes to Financial Statements

                               November 30, 1995

--------------------------------------------------------------------------------

 Number
 of Shares
 (000)     Description                                              Market Value
--------------------------------------------------------------------------------
           ENERGY 5.5%
   96      Exxon Corp............................................   $  7,428,000
   70      Mobil Corp............................................      7,327,125
  170      Pacific Enterprises...................................      4,542,150
   66      Panhandle Eastern Corp................................      1,872,750
   78      Texaco, Inc...........................................      5,772,000
                                                                    ------------
                                                                      26,942,025
                                                                    ------------
           FINANCE 13.4%
   37      Ahmanson (H. F.) & Co.................................        989,750
   31      American International Group, Inc.....................      2,773,275
   79      Banc One Corp.........................................      3,000,437
   62      Bank of Boston Corp...................................      2,875,250
  119      Bankers Trust Corp....................................      7,720,125
   13      BayBanks, Inc.........................................      1,112,200
   63      Chemical Banking Corp.................................      3,780,000
   38      Chubb Corp............................................      3,646,875
   38      Corestates Financial Corp.............................      1,472,500
   80      Debartolo Realty Corp.................................      1,026,137
   21      Duke Realty Investment, Inc...........................        582,750
   93      Federal National Mortgage Association.................     10,183,500
   14      Health Care Property Investments......................        469,000
   96      Horace Mann Educators Corp............................      2,786,900
   86      Morgan (J. P.) & Co, Inc..............................      6,778,475
  186      Prudential Reinsurance Holdings.......................      3,882,750
   42      St. Paul Companies, Inc...............................      2,374,400
  108      State Street Boston Corp..............................      4,860,000
   91      Travelers Group, Inc..................................      5,414,500
                                                                    ------------
                                                                      65,728,824
                                                                    ------------
           HEALTH CARE 7.2%
  *88      Amgen, Inc............................................      4,352,112
   77      Baxter International, Inc ............................      3,225,600
  *64      Charter Medical Corp..................................      1,164,350
  107      Merck & Co., Inc......................................      6,639,188
   80      Pfizer, Inc...........................................      4,634,200
   97      Pharmacia & Upjohn, Inc...............................      3,479,875
   95      Schering Plough Corp..................................      5,450,625
 *110      Tenet Healthcare Corp.................................      1,966,250
   40      United Healthcare Corp................................      2,515,000
  *62      Vencor, Inc...........................................      1,922,000
                                                                    ------------
                                                                      35,349,200
                                                                    ------------

                                       8
                                               See Notes to Financial Statements

                               November 30, 1995

--------------------------------------------------------------------------------

 Number
 of Shares
 (000)     Description                                              Market Value
--------------------------------------------------------------------------------
           PRODUCER MANUFACTURING 5.4%
   70      Allied-Signal, Inc....................................   $  3,307,500
   68      Fluor Corp............................................      4,420,000
   51      Foster Wheeler Corp...................................      2,014,500
   58      General Electric Co...................................      3,900,500
  108      Honeywell, Inc........................................      5,143,500
   58      Illinois Tool Works, Inc..............................      3,675,750
   53      Stewart & Stevenson Services, Inc.....................      1,219,000
  101      WMX Technologies, Inc.................................      2,979,500
                                                                    ------------
                                                                      26,660,250
                                                                    ------------
           RAW MATERIALS/PROCESSING INDUSTRIES 4.9%
   32      Air Products & Chemicals, Inc.........................      1,789,875
   41      Aluminum Co. of America...............................      2,398,500
   43      Bemis, Inc............................................      1,123,375
   55      Grace (W. R.) & Co....................................      3,353,400
   91      James River Corp......................................      2,879,100
   46      Monsanto Co...........................................      5,301,350
   56      Praxair, Inc..........................................      1,631,000
   65      Scott Paper Co........................................      3,724,550
   38      Sigma-Aldrich Corp....................................      1,891,200
                                                                    ------------
                                                                      24,092,350
                                                                    ------------
           TECHNOLOGY 8.5%
   50      Adobe Systems, Inc....................................      3,401,537
   59      Boeing Co.............................................      4,299,625
  *41      Compaq Computer Corp..................................      2,029,500
   93      Computer Associates International, Inc................      6,091,500
  *65      Digital Equipment Corp................................      3,826,875
   29      Hewlett-Packard Co....................................      2,403,375
   17      International Business Machines Corp..................      1,642,625
  110      Loral Corp............................................      3,739,800
   40      McDonnell Douglas Corp................................      3,565,000
  *24      Microsoft Corp........................................      2,091,000
    1      Objective Systems Integrator..........................         19,000
   51      Perkin-Elmer Corp.....................................      1,836,000
  *52      Symantec Corp.........................................      1,378,000
   39      Xerox Corp............................................      5,347,875
                                                                    ------------
                                                                      41,671,712
                                                                    ------------
           TRANSPORTATION 0.7%
   48      Union Pacific Corp....................................      3,279,100
                                                                    ------------
           UTILITIES 6.9%
   74      Ameritech Corp........................................      4,075,500
  104      A T & T Corp..........................................      6,844,200
   75      Cincinnati Bell, Inc..................................      2,240,625
   22      DPL, Inc..............................................        534,000
   84      Duke Power Co.........................................      3,760,525

                                       9
                                               See Notes to Financial Statements

                               November 30, 1995

--------------------------------------------------------------------------------

 Number
 of Shares                                                                Market
 (000)     Description                                                     Value
--------------------------------------------------------------------------------
  128      Frontier Corp..........................................   $ 3,304,238
  211      MCI Communications Corp................................     5,630,875
   16      NIPSCO Industries, Inc.................................       592,000
  125      Peco Energy Co.........................................     3,627,900
   35      Southern New England Telecommunications................     1,268,750
   43      U. S. West Communications Group........................     1,343,750
   43      U. S. West, Inc., Media Group..........................       774,000
                                                                     -----------
                                                                      33,996,363
                                                                     -----------
           TOTAL DOMESTIC COMMON STOCK (Cost $290,452,465)........   345,284,505
                                                                     -----------
           FOREIGN COMMON STOCK 6.8%
  *39      Adidas, ADS............................................     1,057,875
   59      Alcatel Alsthom, ADR...................................       988,250
  100      Astra, AB, Series A, ADR...............................     3,712,500
   32      British Petroleum Co., ADR.............................     3,021,750
   19      Canadian National Railway Co...........................       291,000
   28      Canadian Pacific, Ltd..................................       501,875
  109      National Power, LPC, ADR...............................     1,251,200
   19      News Corp., Ltd., ADR..................................       401,100
   33      Nokia Corp., ADS.......................................     1,763,125
  114      PowerGen, PLC, ADR.....................................     1,562,000
   68      Royal Dutch Petroleum Co., ADR.........................     8,729,500
  122      Telefonos de Mexico, S.A., ADR.........................     4,026,000
   58      Teva Pharmaceutical Ltd., ADR..........................     2,421,500
   58      Total, SA, ADR.........................................     1,790,750
   34      Zeneca Group, ADR......................................     2,047,689
                                                                     -----------
           TOTAL FOREIGN COMMON STOCK (Cost $31,498,857)..........    33,566,114
                                                                     -----------
           CONVERTIBLE PREFERRED STOCK 3.3%
   85      Browning-Ferris, Industries, Inc., ACES, 7.25%.........     2,879,375
   41      Corning Glass Works, MIPS, 6%..........................     2,009,000
   95      James River Corp. DECS, $1.55..........................     2,850,000
   23      SCI Finance, LLC, NV, 6.25%............................     1,656,000
   68      Time Warner, Inc., PERCS., $1.24 ......................     2,218,500
   64      Williams Companies, $3.50..............................     4,640,000
                                                                     -----------
           TOTAL CONVERTIBLE PREFERRED STOCK (Cost $14,773,908)...    16,252,875
                                                                     -----------

                                       10
                                               See Notes to Financial Statements

                               November 30, 1995

--------------------------------------------------------------------------------

 Par
 Amount
 (000)   Description                              Coupon  Maturity Market Value
-------------------------------------------------------------------------------
         DOMESTIC CONVERTIBLE CORPORATE
         OBLIGATIONS 5.0%
 $10,500 ADT Operations, Inc...................      **   07/06/10 $  4,830,000
   1,500 Albany International Co...............   5.250%  03/15/02    1,376,250
      50 American Express Co., DECKS...........   6.250   10/15/96    2,885,645
   4,200 Equitable Companies...................   6.125   12/15/24    4,620,000
   2,060 Federated Department Stores, Inc......   5.000   10/01/03    2,137,250
   5,900 Time Warner, Inc......................      **   06/22/13    2,433,750
     464 Time Warner, Inc......................   8.750   01/10/15      483,557
   2,400 United Technologies Corp., PEN........   0.000   09/08/97    2,994,000
   7,600 U. S. Cellular Corp...................      **   06/15/15    2,755,000
                                                                   ------------
         TOTAL DOMESTIC CONVERTIBLE CORPORATE
          OBLIGATIONS
          (Cost $22,111,071)...................                      24,515,452
                                                                   ------------
         FOREIGN CONVERTIBLE CORPORATE
         OBLIGATIONS 3.5%
   4,000 Ciba-Geigy Corp.......................   6.250   03/15/16    4,020,000
   3,800 Grand Metropolitan, PLC...............   6.500   01/31/00    4,275,000
   6,300 News America Holdings, Inc............      **   03/11/13    2,913,750
  10,400 Roche Holdings, Inc...................      **   04/20/10    4,524,000
   1,310 Sandoz, Ltd...........................   2.000   10/06/02    1,221,575
                                                                   ------------
         TOTAL FOREIGN CONVERTIBLE CORPORATE
          OBLIGATIONS
          (Cost $15,669,701)...................                      16,954,325
                                                                   ------------
         SHORT-TERM INVESTMENTS 10.7%
         COMMERCIAL PAPER 7.7%
 #20,000 Associates Corp. of North America.....   5.881   12/01/95   19,996,733
 #17,730 General Electric Capital Corp.........   5.881   12/01/95   17,727,104
                                                                   ------------
                                                                     37,723,837
                                                                   ------------
         UNITED STATES AGENCY AND GOVERNMENT
         OBLIGATIONS 3.0%
   5,000 Federal Home Loan Mortgage Corp.......   5.801   12/01/95    4,999,194
 #10,000 United States Treasury Bills..........   5.412   03/21/96    9,837,300
                                                                   ------------
                                                                     14,836,494
                                                                   ------------
         TOTAL SHORT-TERM INVESTMENTS (Cost $52,558,454)........     52,560,331
                                                                   ------------
         TOTAL INVESTMENTS (Cost $427,064,456) 99.7%............    489,133,602
         OTHER ASSETS AND LIABILITIES, NET 0.3%.................      1,276,752
                                                                   ------------
         NET ASSETS 100%........................................   $490,410,354
                                                                   ------------

ACES--Automatically convertible equity security
DECKS--Debt exchangeable for common stock
DECS--Dividend enhanced convertible stock
ELKS--Equity-linked securities, traded in shares
MIPS--Monthly income paying security
PEN--Pharmaceutical exchange note
PERCS--Preferred equity redeemable cumulative stock
 *Non-income producing securities
**Liquid yield option note, zero coupon
#Securities with a market value of approximately $30.1 million were placed as collateral for futures contracts (see Note 1B).


                                       11
                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                               November 30, 1995

--------------------------------------------------------------------------------

ASSETS
Investments, at market value (Cost $427,064,456)..................  $489,133,602
Cash..............................................................        11,582
Receivable for Fund shares sold...................................     2,578,811
Interest and dividends receivable.................................     1,066,011
Receivable for investments sold...................................       854,806
Other assets......................................................        54,878
                                                                    ------------
 Total Assets.....................................................   493,699,690
                                                                    ------------
LIABILITIES
Payable for investments purchased.................................     1,281,520
Payable for Fund shares redeemed..................................       826,879
Due to Distributor................................................       282,725
Accrued business combination expenses.............................       234,500
Due to Adviser....................................................       208,650
Due to shareholder service agent..................................       142,259
Deferred Trustees' compensation...................................        46,792
Due to broker-variation margin....................................        39,600
Accrued expenses and other payables...............................       226,411
                                                                    ------------
 Total Liabilities................................................     3,289,336
                                                                    ------------
NET ASSETS, equivalent to $14.81 per share for Class A, $14.77 per share for Class B, and $14.78 per share for Class C shares.......  $490,410,354
                                                                    ------------
NET ASSETS WERE COMPRISED OF:
Shares of beneficial interest, at par; 25,770,987 Class A,
 6,662,719 Class B, and 703,701 Class C shares outstanding........  $    331,374
Capital surplus...................................................   397,083,100
Undistributed net realized gain on securities.....................    27,588,525
Net unrealized appreciation of securities
 Investments......................................................    62,069,146
 Future contracts.................................................     1,284,263
Undistributed net investment income...............................     2,053,946
                                                                    ------------
NET ASSETS........................................................  $490,410,354
                                                                    ------------

                                       12
                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                          Year Ended November 30, 1995

--------------------------------------------------------------------------------

INVESTMENT INCOME
Dividends..........................................................  $ 6,584,151
Interest...........................................................    3,700,831
                                                                     -----------
 Investment income.................................................   10,284,982
                                                                     -----------
EXPENSES
Management fees....................................................    1,412,556
Shareholder service agent's fees and expenses......................      917,851
Accounting services................................................       76,989
Service fees--Class A..............................................      498,401
Distribution and service fees--Class B.............................      395,482
Distribution and service fees--Class C.............................       58,197
Trustees' fees and expenses........................................       19,928
Audit fees.........................................................       28,900
Custodian fees.....................................................       15,432
Legal fees.........................................................        7,910
Reports to shareholders............................................       66,272
Registration and filing fees.......................................      146,312
Business combination (see Note 8)..................................      234,500
Miscellaneous......................................................       10,104
                                                                     -----------
 Total expenses....................................................    3,888,834
                                                                     -----------
NET INVESTMENT INCOME..............................................    6,396,148
                                                                     -----------
REALIZED AND UNREALIZED GAIN ON SECURITIES
Net realized gain on securities
 Investments.......................................................   24,546,638
 Futures contracts.................................................    3,173,277
Net unrealized appreciation of securities during the period
 Investments.......................................................   57,236,841
 Futures contracts.................................................    1,449,610
                                                                     -----------
NET REALIZED AND UNREALIZED GAIN ON SECURITIES.....................   86,406,366
                                                                     -----------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...................  $92,802,514
                                                                     -----------

                                       13
                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS


--------------------------------------------------------------------------------

                                                      Year Ended November 30
                                                     --------------------------
                                                             1995          1994
--------------------------------------------------------------------------------
NET ASSETS, beginning of period ...................  $227,378,748  $206,581,841
                                                     ------------  ------------
OPERATIONS
 Net investment income.............................     6,396,148     4,903,267
 Net realized gain on securities...................    27,719,915    16,532,604
 Net unrealized appreciation (depreciation) of
  securities during the period.....................    58,686,451   (19,651,593)
                                                     ------------  ------------
 Increase in net assets resulting from operations..    92,802,514     1,784,278
                                                     ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
 Net investment income
 Class A...........................................    (5,369,631)   (4,309,919)
 Class B...........................................      (466,935)     (108,041)
 Class C...........................................       (80,770)      (25,543)
                                                     ------------  ------------
                                                       (5,917,336)   (4,443,503)
                                                     ------------  ------------
 Net realized gain on securities
 Class A...........................................   (15,005,570)  (25,694,707)
 Class B...........................................    (1,393,982)     (386,769)
 Class C...........................................      (257,765)     (125,403)
                                                     ------------  ------------
                                                      (16,657,317)  (26,206,879)
                                                     ------------  ------------
 Total distributions...............................   (22,574,653)  (30,650,382)
                                                     ------------  ------------
CAPITAL TRANSACTIONS
 Proceeds from shares sold
 Class A...........................................    85,250,942    33,007,147
 Class B...........................................    39,419,588    19,553,051
 Class C...........................................     4,846,264     3,427,062
                                                     ------------  ------------
                                                      129,516,794    55,987,260
                                                     ------------  ------------
 Value received for shares issued in merger (see
 Note 8)
 Class A...........................................    55,056,789            --
 Class B...........................................    35,696,009            --
 Class C...........................................     1,496,569            --
                                                     ------------  ------------
                                                       92,249,367            --
                                                     ------------  ------------
 Proceeds from shares issued for distributions
 reinvested
 Class A...........................................    18,202,014    26,960,817
 Class B...........................................     1,653,948       435,522
 Class C...........................................       235,337        81,960
                                                     ------------  ------------
                                                       20,091,299    27,478,299
                                                     ------------  ------------
 Cost of shares redeemed
 Class A...........................................   (40,737,496)  (31,138,841)
 Class B...........................................    (7,282,377)   (2,333,888)
 Class C...........................................    (1,033,842)     (329,819)
                                                     ------------  ------------
                                                      (49,053,715)  (33,802,548)
                                                     ------------  ------------
Increase in net assets resulting from capital
transactions.......................................   192,803,745    49,663,011
                                                     ------------  ------------
INCREASE IN NET ASSETS.............................   263,031,606    20,796,907
                                                     ------------  ------------
NET ASSETS, end of period (including undistributed
 net investment income of $2,053,946 and
 $1,330,179).......................................  $490,410,354  $227,378,748
                                                     ------------  ------------

                                       14
                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each of the periods indicated.

--------------------------------------------------------------------------------

                                                   Class A
                                   --------------------------------------------
                                         Year Ended November 30
                                   ---------------------------------------
                                     1995     1994    1993    1992    1991
-------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of
period............................ $12.26   $14.08  $13.42  $11.69   $9.93
                                   ------  -------  ------  ------  ------
INCOME FROM INVESTMENT OPERATIONS
 Investment income................    .43      .43     .42     .46     .52
 Expenses.........................   (.15)    (.14)   (.15)  (.145)   (.13)
                                   ------  -------  ------  ------  ------
Net investment income.............    .28      .29     .27    .315     .39
Net realized and unrealized gains
 or losses on securities..........  3.455   (.1025)   1.52   1.785    1.73
                                   ------  -------  ------  ------  ------
Total from investment operations..  3.735    .1875    1.79    2.10    2.12
                                   ------  -------  ------  ------  ------
LESS DISTRIBUTIONS FROM
 Net investment income............ (.2925)    (.27) (.2825)   (.37)   (.36)
 Net realized gains on securities. (.8925) (1.7375) (.8475)     --      --
                                   ------  -------  ------  ------  ------
Total distributions............... (1.185) (2.0075)  (1.13)   (.37)   (.36)
                                   ------  -------  ------  ------  ------
Net asset value, end of period.... $14.81   $12.26  $14.08  $13.42  $11.69
                                   ------  -------  ------  ------  ------
TOTAL RETURN (/1/)................ 33.34%    1.21%  14.34%  18.25%  21.59%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
(millions)........................ $381.6   $205.4  $204.3  $177.8  $157.1
Average net assets (millions)..... $260.5   $209.3  $193.4  $169.5  $157.3
Ratios to average net assets
 Expenses.........................  1.15%    1.16%   1.16%   1.15%   1.14%
 Net investment income............  2.24%    2.25%   2.15%   2.46%   3.40%
Portfolio turnover rate...........   108%     102%    134%     78%     89%

(1) Total return does not consider the effect of sales charges.

                                       15
                                               See Notes to Financial Statements

Selected data for a share of beneficial interest outstanding throughout each of the periods indicated.

--------------------------------------------------------------------------------

                                                         Class B
                                             ---------------------------------
                                                 Year Ended          August 2,
                                                November 30       1993(/1/) to
                                             -------------------  November 30,
                                             1995(/2/)      1994     1993(/2/)
-------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period........    $12.25    $14.07        $13.64
                                                ------  --------        ------
INCOME FROM INVESTMENT OPERATIONS
 Investment income..........................       .43       .40           .14
 Expenses...................................      (.26)     (.23)         (.08)
                                                ------  --------        ------
Net investment income.......................       .17       .17           .06
Net realized and unrealized gains or losses
on securities...............................     3.455    (.1025)        .4175
                                                ------  --------        ------
Total from investment operations............     3.625     .0675         .4775
                                                ------  --------        ------
LESS DISTRIBUTIONS FROM
 Net investment income......................    (.2125)     (.15)       (.0475)
 Net realized gains on securities...........    (.8925)  (1.7375)           --
                                                ------  --------        ------
Total distributions.........................    (1.105)  (1.8875)       (.0475)
                                                ------  --------        ------
Net asset value, end of period..............    $14.77    $12.25        $14.07
                                                ------  --------        ------
TOTAL RETURN (/3/)..........................    32.15%      .36%         3.50%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (millions)........     $98.4     $18.5          $1.7
Average net assets (millions)...............     $39.5     $10.6          $0.4
Ratios to average net assets (annualized)
 Expenses...................................     1.99%     2.02%         2.02%
 Net investment income......................     1.25%     1.51%         1.51%
Portfolio turnover rate.....................      108%      102%          134%

(1) Commencement of offering of shares.
(2) Based on average shares outstanding
(3) Total return for periods of less than one year are not annualized. Total return does not consider the effect of sales charges.

                                       16
                                               See Notes to Financial Statements

Selected data for a share of beneficial interest outstanding throughout each of the periods indicated.

--------------------------------------------------------------------------------

                                                         Class C
                                              --------------------------------
                                                 Year Ended          August 2,
                                                 November 30      1993(/1/) to
                                              ------------------  November 30,
                                              1995(/2/)     1994     1993(/2/)
-------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period.........    $12.26   $14.07        $13.64
                                                 ------  -------        ------
INCOME FROM INVESTMENT OPERATIONS
 Investment income...........................       .44      .40           .14
 Expenses....................................      (.26)    (.23)         (.08)
                                                 ------  -------        ------
Net investment income........................       .18      .17           .06
Net realized and unrealized gains or losses
on securities................................     3.445   (.0925)        .4175
                                                 ------  -------        ------
Total from investment operations.............     3.625    .0775         .4775
                                                 ------  -------        ------
LESS DISTRIBUTIONS FROM
 Net investment income.......................    (.2125)    (.15)       (.0475)
 Net realized gains on securities............    (.8925) (1.7375)           --
                                                 ------  -------        ------
Total distributions..........................    (1.105) (1.8875)       (.0475)
                                                 ------  -------        ------
Net asset value, end of period...............    $14.78   $12.26        $14.07
                                                 ------  -------        ------
TOTAL RETURN (/3/)...........................    32.23%     .36%         3.50%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (millions).........     $10.4     $3.5          $0.6
Average net assets (millions)................      $5.8     $2.4          $0.2
Ratios to average net assets (annualized)
 Expenses....................................     1.97%    2.01%         2.00%
 Net investment income.......................     1.35%    1.50%         1.56%
Portfolio turnover rate......................      108%     102%          134%

(1) Commencement of offering of shares.
(2) Based on average shares outstanding
(3) Total return for periods of less than one year are not annualized. Total return does not consider the effect of sales charges.

                                       17
                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS


-------------------------------------------------------------------------------
NOTE 1--SIGNIFICANT ACCOUNTING POLICIES
Van Kampen American Capital Growth and Income Fund (the "Fund," formerly Amer-ican Capital Growth and Income Fund, Inc.) is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management invest-ment company. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial state-ments.

A. INVESTMENT VALUATIONS-Securities listed or traded on a national securities exchange are valued at the last sale price. Unlisted securities and listed se-curities for which the last sale price is not available are valued at the most recent bid price.
  Short-term investments with a maturity of 60 days or less when purchased are valued at amortized cost, which approximates market value. Short-term invest-ments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity becomes less than 61 days. From such time, until maturity, investments are valued at amortized cost.

B. OPTIONS AND FUTURES CONTRACTS-Transactions in options and futures contracts are utilized in strategies to manage the market risk of the Fund's invest-ments. The purchase of a futures contract or call option (or the writing of a put option) increases the impact on net asset value of changes in the market price of investments. There is also a risk that the market movement of such instruments may not be in the direction forecasted. Note 3--Investment Activ-ity contains additional information.
  Options purchased are recorded as investments, options written (sold) are accounted for as liabilities. When an option expires the premium (original op-tion value) is realized as a gain if the option was written or realized as a loss if the option was purchased. When the exercise of an option results in a cash settlement, the difference between the premium and the settlement pro-ceeds is realized as a gain or loss. When an option is closed, the difference between the premium and the cost to close the position is realized as a gain or loss.
  Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. A portion of these funds is held as collateral in an account in the name of the broker, the Fund's agent in acquiring the futures position. During the period the futures contract is open, changes in the value of the contract ("variation margin") are recognized by marking the contract to market on a daily basis. As unrealized gains or losses are in-curred, variation margin payments are received from or made to the broker. Upon the closing or cash settlement of a contract, gains or losses are real-ized. The cost of securities acquired through delivery under a contract is ad-justed by the unrealized gain or loss on the contract.

-------------------------------------------------------------------------------

C. REPURCHASE AGREEMENTS-A repurchase agreement is a short-term investment in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may in-vest independently in repurchase agreements, or transfer uninvested cash bal-ances into a pooled cash account along with other investment companies advised by Van Kampen American Capital Asset Management, Inc. (the "Adviser"), the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is re-quired to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

D. FEDERAL INCOME TAXES-No provision for federal income taxes is required be-cause the Fund has elected to be taxed as a "regulated investment company" un-der the Internal Revenue Code and intends to maintain this qualification by annually distributing all of its taxable net investment income and taxable net realized gains to its shareholders.

E. INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME-Investment transac-tions are accounted for on the trade date. Realized gains and losses are de-termined on the basis of identified cost. Dividend income is recorded on the ex-dividend date. Interest income is accrued daily.

F. DIVIDENDS AND DISTRIBUTIONS-Dividends and distributions to shareholders are recorded on the record date. The Fund distributes tax basis earnings in accor-dance with the minimum distribution requirements of the Internal Revenue Code, which may differ from generally accepted accounting principles. Such dividends or distributions may exceed financial statement earnings.

G. DEBT DISCOUNT OR PREMIUM-The Fund accounts for discounts and premiums on the same basis as is used for federal income tax reporting. Accordingly, orig-inal issue discounts on debt securities purchased are amortized over the life of the security. Premiums on debt securities are not amortized. Market dis-counts are recognized at the time of sale as realized gains for book purposes and ordinary income for tax purposes.

-------------------------------------------------------------------------------
NOTE 2-MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
The Adviser serves as investment manager of the Fund. Management fees are paid monthly, based on the average daily net assets of the Fund at an annual rate of .50% of the first $150 million, .45% of the next $100 million, .40% of the next $100 million, and .35% of the amount in excess of $350 million.
  Accounting services include the salaries and overhead expenses of the Fund's Treasurer and the personnel operating under his direction. Charges are allo-cated among investment companies advised by the Adviser. For the period, these charges included $10,110 as the Fund's share of the employee costs attribut-able to the Fund's accounting officers. A portion of the accounting services expense was paid to the Adviser in reimbursement of personnel, facilities and equipment costs attributable to the provision of accounting services to the Fund. The services are provided by the Adviser at cost.
  ACCESS Investor Services, Inc., an affiliate of the Adviser, serves as the Fund's shareholder service agent. These services are provided at cost plus a profit. For the period, the fees for such services aggregated $808,442.
  The Fund has been advised that Van Kampen American Capital Distributors,
Inc. (the "Distributor"), and Advantage Capital Corporation (the "Retail Deal-er"), both affiliates of the Adviser, received $275,936 and $96,613, respec-tively, as their portion of the commissions charged on sales of Fund shares during the period.
  The Fund paid brokerage commissions of $4,230 to a company which was deemed to be an affiliate of the Adviser's parent because it owned more than 5% of the company's outstanding voting securities. As of December 20, 1994, the com-pany was no longer an affiliate.
  Under the Distribution Plans, each class of shares pays up to .25% per annum of its average net assets to reimburse the Distributor for expenses and serv-ice fees incurred. Class B and Class C shares pay an additional distribution fee of up to .75% per annum of their average net assets to reimburse the Dis-tributor for its distribution expenses. Actual distribution expenses incurred by the Distributor for Class B and Class C shares may exceed the amounts reim-bursed to the Distributor by the Fund. At the end of the period, the unreimbursed expenses incurred by the Distributor under the Class B and Class
C plans aggregated approximately $1.8 million and $63,000, respectively, and may be carried forward and reimbursed through either the collection of the contingent deferred sales charges from share redemptions or, subject to the annual renewal of the plans, future Fund reimbursements of distribution fees.
  Legal fees of $7,883 were for services rendered by O'Melveny & Myers, coun-sel for the Fund. Lawrence J. Sheehan, of counsel to that firm, is a trustee of the Fund.
  Certain officers and directors of the Fund are officers and trustees of the Adviser, the Distributor, the Retail Dealer, and the shareholder service agent.

-------------------------------------------------------------------------------
NOTE 3--INVESTMENT ACTIVITY
During the period, the cost of purchases and proceeds from sales of invest-ments, excluding $84,122,392 in cost of purchases due to the business combina-tion and short-term investments, were $368,504,264 and $303,033,894, respectively.
  For federal income tax purposes, the identified cost of investments owned at the end of the period was $427,262,228. Net unrealized appreciation of invest-ments aggregated $61,871,374, gross unrealized appreciation of investments ag-gregated $66,014,383 and gross unrealized depreciation of investments aggregated $4,143,009.
  At the end of the period, the Fund held 99 long Standard & Poor's 500-Index futures contracts expiring in December, 1995. The market value of such con-tracts was $30,058,875 and the unrealized appreciation was $1,284,263.

NOTE 4--TRUSTEE COMPENSATION
Fund trustees who are not affiliated with the Adviser are compensated by the Fund at the annual rate of $984 plus a fee of $28 per day for Board and Com-mittee meetings attended. During the period, such fees aggregated $18,013.
  The trustees may participate in a voluntary Deferred Compensation Plan (the "Plan"). The Plan is not funded, and obligations under the Plan will be paid solely out of the Fund's general accounts. The Fund will not reserve or set aside funds for the payments of its obligations under the Plan by any form of trust or escrow. Each trustee covered by the Plan elects to be credited with an earnings component on amounts deferred equal to the income earned by the Fund on its short-term investments or equal to the total return of the Fund.

NOTE 5--CAPITAL
The Fund offers three classes of shares at their respective net asset values per share, plus a sales charge which is imposed either at the time of purchase (the Class A shares) or at the time of redemption on a contingent deferred ba-sis (the Class B and Class C shares). All classes of shares have the same rights, except that Class B and Class C shares bear the cost of distribution fees and certain other class specific expenses. Class B and Class C shares au-tomatically convert to Class A shares six years and ten years after purchase, respectively, subject to certain conditions. Realized and unrealized gains or losses, investment income and expenses (other than class specific expenses) are allocated daily to each class of shares based upon the relative proportion of net assets of each class. The Fund has an unlimited number of

-------------------------------------------------------------------------------
shares of $.01 par value beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

                                                              Year Ended
                                                              November 30
                                                         ----------------------
                                                               1995        1994
--------------------------------------------------------------------------------
Shares sold
 Class A................................................  6,635,728   2,576,390
 Class B................................................  3,047,961   1,537,292
 Class C................................................    371,894     265,742
                                                         ----------  ----------
                                                         10,055,583   4,379,424
                                                         ----------  ----------
Shares issued in merger (see Note 8)
 Class A................................................  3,860,925         --
 Class B................................................  2,506,742         --
 Class C................................................    105,023         --
                                                         ----------  ----------
                                                          6,472,690         --
                                                         ----------  ----------
Shares issued for distributions reinvested
 Class A................................................  1,564,473   2,116,024
 Class B................................................    141,860      34,072
 Class C................................................     20,185       6,406
                                                         ----------  ----------
                                                          1,726,518   2,156,502
                                                         ----------  ----------
Shares redeemed
 Class A................................................ (3,047,098) (2,440,283)
 Class B................................................   (541,395)   (186,624)
 Class C................................................    (79,872)    (26,112)
                                                         ----------  ----------
                                                         (3,668,365) (2,653,019)
                                                         ----------  ----------
Increase in capital outstanding......................... 14,586,426   3,882,907
                                                         ----------  ----------

NOTE 6--SUBSEQUENT DISTRIBUTIONS
The Board of Trustees of the Fund declared distributions payable December 29, 1995 to shareholders of record on December 15, 1995 as follows:

      CLASS                    INCOME DIVIDEND                                   CAPITAL GAINS
      -----                    ---------------                                   -------------
        A                          $.0675                                           $.8675
        B                           .0475                                            .8675
        C                           .0475                                            .8675

-------------------------------------------------------------------------------
NOTE 7--FUND REORGANIZATION
On July 21, 1995, the shareholders approved the reorganization of the Fund to a Delaware Business Trust and the election of fourteen trustees. On July 31, 1995, the reorganization became effective.


NOTE 8--BUSINESS COMBINATION
On September 27, 1995, the Fund acquired the net assets of Van Kampen Merritt Growth and Income Fund ("VKGI") pursuant to a plan of reorganization approved by VKGI shareholders on September 21, 1995. The acquisition resulted in a tax-free exchange of 6,472,690 shares of the Fund for the 4,667,067 shares of VKGI outstanding on September 27, 1995. VKGI's net assets at that date were $92,249,367 which included $7,125,042 of net unrealized appreciation of in-vestments; the Fund's net assets were $348,826,025. After the acquisition, the combined net assets of the Fund were $441,075,392.

                       REPORT OF INDEPENDENT ACCOUNTANTS


TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
VAN KAMPEN AMERICAN CAPITAL GROWTH AND INCOME FUND

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all mate-rial respects, the financial position of Van Kampen American Capital Growth and Income Fund at November 30, 1995, the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods pre-sented, in conformity with generally accepted accounting principles. These fi-nancial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and per-form the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presenta-tion. We believe that our audits, which included confirmation of securities at November 30, 1995 by correspondence with the custodian and the application of alternative auditing procedures where confirmations from brokers were not re-ceived, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Houston, Texas
January 15, 1996

              VAN KAMPEN AMERICAN CAPITAL GROWTH AND INCOME FUND

BOARD OF TRUSTEES
J. MILES BRANAGAN
PHILIP P. GAUGHAN
LINDA H. HEAGY
ROGER HILSMAN
R. CRAIG KENNEDY
DONALD C. MILLER
JACK E. NELSON
DON G. POWELL
DAVID REES
JEROME L. ROBINSON
LAWRENCE J. SHEEHAN
FERNANDO SISTO*
WAYNE W. WHALEN
WILLIAM S. WOODSIDE
*Chairman of the Board

OFFICERS
DON G. POWELL
President
CURTIS W. MORELL
Vice President and Treasurer
JAMES A. GILLIGAN
DENNIS J. MCDONNELL
ALAN T. SACHTLEBEN
PAUL R. WOLKENBERG
Vice Presidents
TANYA M. LODEN
Vice President and Controller
RONALD A. NYBERG
Vice President and Secretary
NICHOLAS DALMASO
HUEY P. FALGOUT, JR.
SCOTT E. MARTIN
WESTON B. WETHERELL
Assistant Secretaries
PERRY F. FARRELL
M. ROBERT SULLIVAN
Assistant Treasurers
INVESTMENT ADVISER
VAN KAMPEN AMERICAN CAPITAL ASSET MANAGEMENT, INC.
2800 Post Oak Blvd. Houston, Texas 77056

DISTRIBUTOR
VAN KAMPEN AMERICAN CAPITAL DISTRIBUTORS, INC.
One Parkview PlazaOakbrook Terrace, Illinois 60181

SHAREHOLDER SERVICE AGENT
ACCESS INVESTORS SERVICES, INC.
P.O. Box 418256 Kansas City, Missouri 64141-9256

CUSTODIAN
STATE STREET BANK AND TRUST CO.
225 Franklin Street Boston, Massachusetts 02110

COUNSEL
O'MELVENY & MYERS
400 South Hope Street
Los Angeles, California 90071

INDEPENDENT ACCOUNTANTS
PRICE WATERHOUSE LLP
1201 Louisiana
Houston, Texas 77002
(C)Van Kampen American Capital Distributors, Inc., 1995
 All rights reserved.
SMdenotes a service mark of
 Van Kampen American Capital Distributors, Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors un-less it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. If used for distribution to prospec-tive investors after 03/31/96, this annual report must be accompanied by a Van Kampen American Capital Growth and Income Fund performance data update for the most recent quarter.